UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five American Lane, Greenwich, Connecticut 06831
(Address of principal executive offices)

(855) 976-6951

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 5.07 is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)          The 2020 annual meeting of stockholders (the “2020 Annual Meeting”) of XPO Logistics, Inc. (the “Company”) was held on May 14, 2020.

(b)          At the 2020 Annual Meeting, the stockholders voted, consistent with the recommendation of the Board of Directors of the Company, to (1) elect each of the Company’s nominees for director; (2) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2020; (3) approve an amendment to the Company’s incentive compensation plan to increase the number of available shares thereunder by 1,150,000 to a total of 6,550,000; (4) approve the advisory vote on the Company’s executive compensation; (5) reject the stockholder proposal regarding the integration of environmental, social, and governance (“ESG”) metrics into executive compensation; (6) reject the stockholder proposal regarding the requirement that the chairman of the board be an independent director; (7) reject the stockholder proposal regarding ways to strengthen the prevention of workplace sexual harassment and align senior executive compensation incentives; and (8) reject the stockholder proposal regarding the acceleration of executive equity awards in the case of a change in control of the Company.

1.	Election of directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Bradley S. Jacobs	82,214,579	1,621,377	261,305	9,199,468
Gena L. Ashe	83,912,864	126,531	57,866	9,199,468
Marlene M. Colucci	82,847,154	1,189,329	60,778	9,199,468
AnnaMaria DeSalva	83,744,309	295,506	57,446	9,199,468
Michael G. Jesselson	82,745,708	1,286,470	65,083	9,199,468
Adrian P. Kingshott	83,921,935	115,208	60,118	9,199,468
Jason D. Papastavrou	82,234,607	1,797,937	64,717	9,199,468
Oren G. Shaffer	83,998,563	37,184	61,514	9,199,468

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2020:

Votes For	92,547,601
Votes Against	675,655
Abstentions	73,473
Broker Non-Votes	0

3.	Amendment to XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan to increase the number of available shares thereunder by 1,150,000 to a total of 6,550,000:

Votes For	83,192,379
Votes Against	847,607
Abstentions	57,275
Broker Non-Votes	9,199,468

A summary of Amendment No. 2 to the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan (the “Amendment”) is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 21, 2020 (the “Proxy Statement”) under “Proposal 3: Approval of an Amendment to the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan,” which summary is incorporated herein by reference. A copy of the Amendment is filed as Exhibit 10.1 hereto and incorporated herein by reference.

4.	Advisory vote on executive compensation:

Votes For	56,658,050
Votes Against	27,382,444
Abstentions	56,767
Broker Non-Votes	9,199,468

5.	Stockholder proposal regarding the integration of environmental, social, and governance (“ESG”) metrics into executive compensation:

Votes For	16,587,647
Votes Against	63,739,851
Abstentions	3,769,763
Broker Non-Votes	9,199,468

6.	Stockholder proposal regarding the requirement that the chairman of the board be an independent director:

Votes For	15,977,804
Votes Against	67,175,701
Abstentions	943,756
Broker Non-Votes	9,199,468

7.	Stockholder proposal regarding ways to strengthen the prevention of workplace sexual harassment and align senior executive compensation incentives:

Votes For	15,496,188
Votes Against	64,831,346
Abstentions	3,769,727
Broker Non-Votes	9,199,468

8.	Stockholder proposal regarding the acceleration of executive equity awards in the case of a change in control of the Company:

Votes For	13,371,500
Votes Against	69,756,120
Abstentions	969,641
Broker Non-Votes	9,199,468

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Amendment No. 2 to the 2016 Omnibus Incentive Compensation Plan (incorporated herein by reference to Annex B to the registrant’s definitive proxy statement on Schedule 14A filed with the SEC on April 21, 2020)
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2020	XPO LOGISTICS, INC.

	By:	/s/ Karlis P. Kirsis
Karlis P. Kirsis
Corporate Secretary